# Hanmi Financial Corp.

FIG Partners 5th Annual West Coast Bank CEO Forum

February 6, 2014

C. G. Kum, President & CEO

# Safe Harbor Statement

This presentation contains forward-looking statements which involve inherent risks and uncertainties, in accordance with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Hanmi Financial Corporation cautions readers that many important factors could cause the actual results to differ materially from those in forward-looking statements. These factors include governmental fiscal policy, legislation and regulations, the global and local economies, fluctuation in interest rate and credit risk, the ability to negotiate, complete and integrate current and future acquisitions, competition in the geographic and business areas, the ability to succeed in new markets and business lines, balance sheet management, and other operational factors discussed in the company's filings with the SEC. Hanmi Financial Corporation disclaims any obligation to announce publicly future events or developments that may affect the forward-looking statements herein.

For non-GAAP reconciliation, please see the company's news release on January 27, 2014.

# 4Q 2013 Highlights

- **Strong Loan Growth & Loan Diversification**
  - Gross loans grew 3.5% by $74.8MM over 3Q13 and 9.1% by $185.5MM over 4Q12.
  - Loan originations totaled $181.9MM.
  - C&I lending increased 66.3% to $37.9MM in 4Q13 from $22.8MM in 3Q13.
  - C&I commitments increased 75.7% to $63.7MM from $36.3MM in 3Q13.
  - SBA loan sales generated $1.9MM gains in 4Q13 and $8.0MM for the full year.
- **Deposit Growth**: Increased 4.9% year-over-year, including a 13.6% increase in non-interest bearing deposits.
- **Solid Core Revenue Generation**:
  - Quarterly net income before tax increased to $15.0MM from $14.4MM in 4Q12.
  - NIM improved to 3.98% from 3.86% in 4Q12.
- **Sound Credit Quality**: Non-performing loans declined to $25.9MM, or 1.16% of gross loans, from $37.3MM, or 1.82% of gross loans, in 4Q12.
- **Quarterly Cash Dividend:**
  - Cash dividend of $0.07 per common share was paid on 12/23/2013.

# Strategies for 2014 and Beyond

***Vision: "To be the leading nationwide community bank"***


Profitability
Maximize shareholders' value
Growth
Organic Growth
Acquisitive Growth
Diversification
Relationship Banking
Loan Portfolio
Financial Products
Customer Base
Geographic Market
Safety
Strong risk management culture

# Strategic Market Expansion

**Acquiring Garland, TX-based Central Bancorp, Inc. ("CBI")**
***Expected to close in the second half of 2014***

**Financially Attractive**

- EPS accretion: 2014 – approx. 4%; 2015 – approx. 20%
- Minimally dilutive to TBV – approx. 1.9%
- Earn-back period of less than 2 years on incremental earnings and approximately one quarter on combined earnings

**Significant Strategic Value**

- Strategic deployment of Hanmi's excess capital
- Creates significant scale – $4B+ pro forma bank focused on Asian-American communities and second largest Korean-American bank with 50 branches & 2 loan production offices in six states
- Provides access to highly attractive markets with large Asian-American populations – TX, IL, VA, NY & NJ
- Significant opportunity for cost saving and revenue enhancements

**Limited Risk Exposure**

- Extensive external & internal credit diligence performed
- Conservative credit mark on CBI's significantly marked down loan & OREO portfolios
- Other strategic steps to mitigate credit risk including limit on classified assets as condition of close

# Korean American Banks in US

| | Holding Company/Bank (as of 9/30/2013, unless noted) | Total Deposits (in 000s) | Total Assets (in 000s) | Branches | Locations |
|---|---|---|---|---|---|
| 1 | BBCN Bancorp Inc. *(as of 12/31/2013)* | $5,148,057 | $6,473,531 | 51 | CA, IL, NJ, NY, VA, WA |
| **2** | **Hanmi Financial Corp.**[1] ***(pro forma CBI)*** | **$3,803,449** | **$4,425,966** | **50** | **CA, IL, NY. NJ, TX, VA** |
| 3 | Wilshire Bancorp Inc. *(as of 12/31/2013)* | $2,871,510 | $3,620,973 | 39 | CA, NJ, NY, TX |
| 4 | Pacific City Financial Corp. | $639,942 | $730,739 | 9 | CA |
| 5 | Commonwealth Business Bank | $448,224 | $512,194 | 3 | CA |
| 6 | Metro City Bank | $411,140 | $501,799 | 7 | AL, GA |
| 7 | First Intercontinental Bank | $248,282 | $284,717 | 5 | GA |
| 8 | Open Bank | $263,222 | $296,185 | 4 | CA |
| 9 | Noah Bank | $225,887 | $252,184 | 7 | NJ, NY, PA |
| 10 | UniBank | $174,738 | $220,259 | 4 | WA |
| 11 | NewBank | $139,669 | $168,529 | 3 | NJ, NY |
| 12 | Uniti Financial Corp. | $136,759 | $159,871 | 3 | CA |
| 13 | NOA Bank | $126,809 | $146,386 | 3 | GA |
| 14 | Ohana Pacific Bank | $91,813 | $106,113 | 2 | HI |
| 15 | US Metro Bank | $69,335 | $76,854 | 1 | CA |
| | ***South Korea-based banks:*** | | | | |
| 16 | Woori America Bank | $950,624 | $1,077,382 | 16 | CA, MD, NJ, NY, PA, VA |
| 17 | Shinhan Bank America | $854,736 | $985,142 | 15 | CA, GA, NJ, NY, TX |
| 18 | BNB Hana Bank *(as of 12/31/2013)* | $252,644 | $317,316 | 3 | NJ, NY |

1. *Hanmi announced definitive agreement to acquire Central Bancorp, Inc. on December 16, 2013.*

*Source: SNL Financial*

# Profitability – Sustained Earnings

## Annual Pre-Tax Pre-Provision Income* *(in millions)*


$43.0
$34.5
$41.0
$49.0
$62.0
2009
2010
2011
2012
2013

- *Pre-tax pre-provision income excludes (1) provision for credit losses - 2009: $196.4MM, 2010: $122.5MM, 2011: $12.1MM, 2012: $6MM and (2) provision (benefit) for income taxes - 2009: $(31.1MM), 2011: $0.7MM, 2012: $(47.4MM), 2013: $22.1MM.*

# Profitability – High Net Interest Margin

## Net Interest Margin: Hanmi vs. Wilshire* vs. BBCN*


Hanmi
Wilshire
BBCN
3.98%
3.91%*
3.87%*
4Q13

*Core net interest margin: NIM excluding the effect of acquisition accounting adjustments per 4Q13 earnings release*

# Profitability – Strong Net Interest Margin

## Net Interest Margin: Hanmi vs. SNL U.S. Bank $1B-$5B Index*


Hanmi
SNL U.S. Bank $1B-$5B Index
3.89%
3.86%
3.86%
3.77%
4.10%
3.79%
4.28%
3.83%
3.98%
3.80%
4Q12
1Q13
2Q13
3Q13
4Q13

* *SNL U.S. Bank $1B-$5B Index: includes all major exchange (NYSE, NYSE MKT, NASDAQ) banks in SNL's coverage universe with $1B to $5B in assets as of most recent financial data*

# Profitability – Better-Than-Peer Efficiency Ratio

## Efficiency Ratio: Hanmi vs. SNL U.S. Bank $1B-$5B Index*



Hanmi
SNL U.S. Bank $1B-$5B Index
65.05%
65.81%
65.18%
64.88%
65.37%
57.66%
56.44%
56.55%
52.98%
57.29%
4Q12
1Q13
2Q13
3Q13
4Q13

* *SNL U.S. Bank $1B-$5B Index: includes all major exchange (NYSE, NYSE MKT, NASDAQ) banks in SNL's coverage universe with $1B to $5B in assets as of most recent financial data*

# Profitability – Solid Return

## ROAE & ROAA


ROAE
ROAA
15.02%
10.71%
9.70%
10.29%
9.88%
1.94%
1.45%
1.37%
1.46%
1.37%
4Q12
1Q13
2Q13
3Q13
4Q13

# Growth – Increasing Demand Deposits


Total Deposits & Demand Deposits/Total Deposits (in millions)
Total Deposits
Demand Deposits / Total Deposits
$2,396
$2,333
$2,362
$2,430
$2,512
30.1%
30.5%
31.1%
32.0%
32.5%
4Q12
1Q13
2Q13
3Q13
4Q13

# Growth – Solid Loan Growth


Assets and Gross Loans (in millions)
Assets
Gross Loans
$2,883
$2,049
$2,792
$2,122
$2,773
$2,187
$2,845
$2,159
$3,056
$2,234
4Q12
1Q13
2Q13
3Q13
4Q13

# Safety – Solid Asset Quality

## Nonperforming Loans *(in millions)*


Nonperforming Loans
NPL / Gross Loans
$37.3
$32.9
$28.0
$22.8
$25.9
1.82%
1.55%
1.28%
1.05%
1.16%
4Q12
1Q13
2Q13
3Q13
4Q13

# Safety – Well-Capitalized

## Capital Ratios at 4Q13


Additional Capital
Well-Capitalized Regulatory Requirements
17.53%
10%
16.26%
6%
13.66%
5%
13.10%
Total Risk Based
Tier 1 Risk Based
Tier 1 Leverage
Tangible Common Equity/ Tangible Assets

# Investment Opportunity

- **Attractive valuation**
  - Price[1]/LTM EPS — 17.6 x
  - Price[1]/Tangible Book[2] — 1.76 x
  - NIM (2013) — 4.05%
- **The oldest Korean American bank with loyal customers**
- **Strong management team**
- **Strategic expansion into new markets with significant Korean American populations and other ethnic communities**

**Stock Price Change (%) since January 2012**


Hanmi Financial Corp.
SNL U.S. Banks
At 1/28/2014
HAFC 170%
SNL U.S. Banks 61%
180%
150%
120%
90%
60%
30%
0%
Jan 2012
Jan 2013
Jan 2014

1. *Closing price of $22.23 at 1/28/2014*
2. *Tangible book value at 12/31/2013*